Exhibit 10.4

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIDE AGREEMENT

to the License Agreement dated 1st July 2016 between

UCB Biopharma Sprl and Syndax Pharmaceuticals, Inc. (“License Agreement”)

This side agreement (this “Agreement”) is entered into as of the latest date of signature appearing below by and between UCB Biopharma Sprl, a Belgian corporation with offices located at Allée de la Recherche 60, 1070 Brussels, Belgium (“UCB”) and Syndax Pharmaceuticals, Inc. a Delaware corporation with offices located at 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451, USA (“Company”). UCB and Company are from time to time referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS UCB and Company entered into the License Agreement pursuant to which UCB granted certain licenses to the Company relating to the Compound, including a license of certain Licensed Manufacturing Know-How.

WHEREAS the Parties now wish to agree additional terms to allow for the disclosure by UCB to the Company of certain MBRs (as defined below).

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions set forth herein, and for other good and valuable consideration as set forth in the License Agreement, the Parties hereby agree as follows:

1.	In this Agreement:

a.	“Master Batch Records (MBR)s” shall mean the following documents which, for the purposes of the License Agreement, constitute UCB’s Confidential Information:

i.	All Master Batch Records approved for the production of UCB6352 ***; and

ii.	Any pages of batch records approved for the production of *** UCB6352 ***;

c.	“Regulatory Approval” shall have the meaning set forth in the License Agreement, except that, for purposes of this Agreement only, it shall also include approvals, registrations or authorisations of a Regulatory Authority necessary or reasonably required for the development, manufacture and/or supply of the Compound and/or Licensed Product (as applicable) in any country;

d.	except as defined herein, capitalised words and expressions which are defined in the License Agreement, shall have the same meaning when used in this Agreement (including the Recitals).

2.	Notwithstanding anything else in the License Agreement, the Company hereby acknowledges and agrees that:

a.	it shall hold the MBRs and Executed Batch Records in strict confidence and only use them as follows and not for any other purpose (collectively, the “Permitted Purpose”):

(i)	The Executed Batch Record may be used for purposes of *** of the manufacturing process relating to the Compound;

(ii)	The MBRs may be used for purposes of *** and shall, immediately upon ***, be destroyed or returned by the Company to UCB;

(iii)	The Company may disclose relevant portions of the *** Executed Batch Records to (a) ***, and (b) ***; and shall ensure that ***. Promptly following any such disclosure, the Company agrees to notify UCB of such disclosure, including reasonable details and identifying the recipient.

b.	The Company’s right to use the Executed Batch Records and the MBRs shall be strictly limited to the Permitted Purpose and *** without UCB’s prior written consent.

3.	Subject to Article 2 of this Agreement above, the Parties acknowledge and agree that Article 8 (Confidentiality) of the License Agreement applies to the MBRs. For avoidance of doubt, any intended disclosure by the Company of the MBRs pursuant to Section 8.1(v) of the License Agreement shall only be permitted to the extent authorised by Article 2 above.

4.	The terms and conditions of this Agreement are confidential and shall constitute Confidential Information of both Parties for the purposes of the License Agreement.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.	Subject to the provisions of this Agreement, the License Agreement shall continue in full force and effect in accordance with its terms.

6.	This Agreement shall be construed and the legal relations between the parties hereto determined in accordance with the laws of the State of New York, without regard for its conflict of laws provisions (other than the NY General Obligations § 5-1401). Section 12.9 (Arbitration) of the License Agreement shall also apply to and include this Agreement.

[signature page follows]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date set forth below.

/s/ Luke J. Albrecht		/s/ Stefanos Grammatikos, Ph.D.

Syndax Pharmaceuticals, Inc.		UCB Biopharma Sprl

By:	Luke J. Albrecht	By:	Stefanos Grammatikos, Ph.D.

Title:	Vice President & General Counsel	Title:	VP-Head of Biotech Sciences

Date:	08 March 2017	Date:	06 March 2017

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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